Exhibit 32.1

Certification of Co-Chief Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the three months ended June 30, 2026 (the “Report”) of Kayne Anderson BDC, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Douglas L. Goodwillie, the Co-Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ DOUGLAS L. GOODWILLIE
Name:	Douglas L. Goodwillie
Title:	Co-Chief Executive Officer (Co-Principal Executive Officer)
Date:	August 10, 2026

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

Certification of Co-Chief Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the three months ended June 30, 2026 (the “Report”) of Kayne Anderson BDC, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Kenneth B. Leonard, the Co-Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ KENNETH B. LEONARD
Name:	Kenneth B. Leonard
Title:	Co-Chief Executive Officer (Co-Principal Executive Officer)
Date:	August 10, 2026

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.